SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) August 22, 2003

                              ORALABS HOLDING CORP
                              --------------------
             (Exact name of registrant as specified in its charter)


       Colorado                      000-23039                   14-1623047
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(State or other jurisdiction       (Commission                (I.R.S. Employer
  of incorporation)                 File Number)             Identification No.)



  2901 South Tejon Street, Englewood, Colorado                          80110
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 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code        303-783-9499
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)



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Item 5. OTHER EVENTS

     On August 27, 2003, OraLabs Holding Corp. (the "Company") issued a press release announcing that it received a notification letter from NASDAQ dated August 22, 2003, stating that the Company did not maintain a minimum bid price of $1.00 as required by Market Place Rule 4310(c)(4), but that the Company was given an additional ninety-day period, or until November 19, 2003, to demonstrate compliance. If compliance is not demonstrated by that date, the Company's securities will be subject to delisting. The Company may then appeal the determination to a Listing Qualifications Panel. There can be no assurance that such an appeal would be successful.

     A copy of the press release is attached hereto as Exhibit No. 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit 99.1 Press Release dated August 27, 2003, is filed herewith.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               ORALABS HOLDINGS CORP



                                               By:_/s/_Gary_H._Schlatter________
                                                    Gary H. Schlatter, President

Dated: August 27, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1           Press Release issued by the Registrant dated August 27, 2003.